                                                                     EXHIBIT 4.1
                                  [LOGO OF OPTIKA]

  THIS CERTIFICATE IS          INCORPORATED UNDER THE         SEE REVERSE FOR
   TRANSFERABLE IN              LAWS OF THE STATE OF        STATEMENTS RELATING
  BOSTON, MA OR NEW                   DELAWARE                   TO RIGHTS,
      YORK, NY                                                  PREFERENCES
                                                              PRIVILEGES AND
                                                            RESTRICTIONS, IF ANY

This Certifies that                                            CUSIP 683973101





is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER
                                   SHARE, OF

       ------------------ OPTIKA IMAGING SYSTEMS, INC. ------------------
- -------------------------                              -------------------------
       ------------------                              ------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated


    /s/ STEVEN M. JOHNSON                          /s/ MARK K. RUPORT

    VICE PRESIDENT-FINANCE,     [SEAL]     PRESIDENT AND CHIEF EXECUTIVE OFFICER
    CHIEF FINANCIAL OFFICER
    AND SECRETARY

COUNTERSIGNED AND REGISTERED:
 THE FIRST NATIONAL BANK OF BOSTON
             TRANSFER AGENT AND REGISTRAR
BY    /s/
              AUTHORIZED SIGNATURE
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     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT - ...................Custodian.....................
                       (Cust)                       (Minor)
                    under Uniform Gifts to Minors
                    Act .............................................
                                         (State)
UNIF TRF MIN ACT -  ...................Custodian (until age..........)
                       (Cust)
                    ..........................under Uniform Transfers
                         (Minor)
                    to Minors Act....................................
                                            (State)


     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]


- -------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- -----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________


                                       X ______________________________________

                                       X ______________________________________
                                 Notice: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.